M Fund, Inc. (the “Corporation”)

Supplement dated as of December 12, 2018, to the

Statement of Additional Information of the Corporation, dated May 1, 2018, as supplemented to date

This supplement updates information in the Statement of Additional Information of the Corporation dated May 1, 2018, as amended. You may obtain a copy of the Summary Prospectus, Prospectus or Statement of Additional Information free of charge, upon request, by calling toll-free (888)736-2878, or on the Internet at http://www.mfin.com.

On November 15, 2018, the Board of Directors of the Corporation approved the appointment of Dimensional Fund Advisors LP (“DFA”) to replace Northern Cross, LLC as the sub-adviser of the M International Equity Fund (the “Fund”). On December 12, 2018, DFA began serving as sub-adviser to the Fund. Effective immediately, all references in the Statement of Additional Information (the “SAI”) to Northern Cross, LLC are replaced with references to DFA. In addition, disclosure in the SAI is updated as indicated below.

The table following the second paragraph in the section “The Corporation and the Funds” on page 3 of the SAI is revised as follows with regard to M International Equity Fund:

M International Equity Fund	Dimensional Fund Advisors LP

Fund-Specific Restriction 18 of the sub-section “Non-Fundamental Restrictions – Fund-Specific Restrictions” within the section “Fund Policies” on page 6 of the SAI is replaced with the following:

18. The M International Equity Fund may invest no more than 30% of the value of its total assets in emerging markets (including no more than 5% of its net asset value in Brady Bonds), calculated at the time of purchase.

Fund-Specific Restriction 20 of the sub-section “Non-Fundamental Restrictions – Fund-Specific Restrictions” within the section “Fund Policies” on page 6 of the SAI is replaced with the following:

20. The M International Equity Fund may not invest in warrants or rights (other than those acquired in units or otherwise attached to other securities) if, as a result thereof, more than 10% of the value of its total assets would be invested in warrants or rights, and the Fund may not invest more than 5% of its total assets, calculated at the time of purchase, in warrants or rights that are not listed on the New York Stock Exchange or the American Stock Exchange. The M Capital Appreciation Fund and the M Large Cap Value Fund may not invest in warrants or rights (other than those acquired in units or otherwise attached to other securities) if, as a result thereof, more than 5% of the value of its total assets would be invested in warrants or rights, and each may not invest more than 2% of its total assets, calculated at the time of purchase, in warrants or rights that are not listed on the New York Stock Exchange or the American Stock Exchange. The M Large Cap Growth Fund may not invest in warrants or rights.

Fund-Specific Restriction 21 of the sub-section “Non-Fundamental Restrictions – Fund-Specific Restrictions” within the section “Fund Policies” on page 6 of the SAI is replaced with the following:

21. The M Capital Appreciation Fund, the M Large Cap Growth Fund and the M Large Cap Value Fund will not enter into forward foreign currency exchange contracts with respect to more than 5% of their assets.

The following disclosure replaces similar disclosure under the sub-section “Temporary Defensive Positions” within the section “Fund Policies” on page 6 of the SAI:

Each Fund may depart from its normal strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. When a Fund takes a temporary defensive position, it may invest all or a substantial portion of its assets in U.S. and Foreign Government securities, money market funds, securities, debt instruments, futures or options on futures, or cash. During these times, a Fund may not achieve its investment goals.

The first paragraph under the sub-section “Forward Foreign Currency Exchange Contracts” within the section “Investment Strategies and Risks” on page 9 of the SAI is replaced with the following language:

The M International Equity Fund in the sole discretion of its Sub-Adviser may, but is not obligated under any circumstances to, enter into forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates in connection with settling trades. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

The sub-section “Emerging Market Securities” within the section “Investment Strategies and Risks” on page 10 of the SAI is replaced with the following language:

The M International Equity Fund may invest up to 30% of its total assets, measured at the time of purchase, in emerging markets, which may include countries or regions with relatively low gross national product per capita compared to the world's major economies, countries or regions with the potential for rapid economic growth, or countries or regions at an earlier stage of development compared to the world's major economies. Each of the other three Funds may invest all of its foreign issuer allocation to emerging markets (15% for the M Capital Appreciation Fund and the M Large Cap Value Fund; and 20% for the M Large Cap Growth Fund). With respect to each fund except the M International Equity Fund, emerging market securities are issued by a company that: (i) has its principal trading market for its stock in a country other than those currently listed as a “developed market” by Morgan Stanley Capital International; (ii) is organized under the laws of, and with a principal office in, an emerging market country; (iii) has its principal activities located in an emerging market country; or (iv) derives at least 50% of its revenues or profits from operations within an emerging market country. With respect to the M International Equity Fund, emerging market securities include (i) securities of companies that are organized under the laws of, or maintain their principal place of business in, an emerging market country; (ii) securities for which the principal trading market is in an emerging market country; (iii) securities issued or guaranteed by the government of an emerging market country, its agencies or instrumentalities, or the central bank of such country or territory; (iv) securities of companies that derive significant revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or have significant assets in an emerging market country; (v) equity securities of companies in emerging market countries in the form of depositary shares; (vi) securities of pooled investment vehicles that invest primarily in securities of emerging market countries or derivative instruments that derive their value from securities of emerging market country; or (vii) securities included in the M International Equity Fund’s benchmark index.

The following disclosure is added after sub-section “Risks Related to Securities Lending” within the section “Investment Strategies and Risks” on page 11 of the SAI:

Futures Contracts

The discussion below relates to both the M International Equity Fund itself and the Underlying Fund in which it invests.

The M International Equity Fund and the Underlying Fund may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund or Underlying Fund. The Fund and Underlying Fund, however, do not intend to sell futures contracts to establish short positions in individual securities.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Fund or Underlying Fund will be required to make a margin deposit in cash or government securities with a futures commission merchant (an “FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Fund or Underlying Fund. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. The Fund or Underlying Fund expects to earn income on its margin deposits. The Fund and Underlying Fund intends to limit its futures-related investment activity so that other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission (“CFTC”) General Regulations Section 1.3(z)): (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the portfolio of the Fund or Underlying Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation); or (ii) the aggregate net “notional value” (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Fund or Underlying Fund has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the portfolio of the Fund or Underlying Fund, after taking into account unrealized profits and unrealized losses on any such contracts that the Fund or Underlying Fund has entered into.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position, and, in the event of adverse price movements, the Fund or Underlying Fund would continue to be required to make variation margin deposits. In such circumstances, if the Fund or Underlying Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. The Fund intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. Pursuant to published positions of the Commission and interpretations of the staff of the Commission, the Fund or Underlying Fund (or its custodian) is required to maintain segregated accounts or to segregate assets through notations on the books of the custodian, consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts. These requirements are designed to limit the amount of leverage that the Fund or Underlying Fund may use by entering into futures transactions.

When-Issued Securities, Delayed Delivery, and Forward Commitment Transactions

The M International Equity Fund and its Underlying Fund may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis. When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued. It is possible that the securities will never be issued and the commitment cancelled. In addition, Fund and Underlying Fund may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Fund or Underlying Fund contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time. The Fund and Underlying Fund may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

While the payment obligation and, if applicable, interest rate are set at the time the Fund or Underlying Fund enters into a when-issued, delayed delivery, or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date. In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price a the Fund or Underlying Fund committed to pay or receive for the security. The Fund or Underlying Fund will lose money if the value of a purchased security falls below the purchase price and the Fund or Underlying Fund will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

When entering into a commitment to purchase a security on a when-issued, delayed delivery, or forward commitment basis, a non-Feeder Portfolio, Master Fund or Underlying Fund will segregate cash and/or liquid assets and will maintain such cash and/or liquid assets in an amount equal in value to such commitments.

Exchange Traded Funds

The M International Equity Fund and the Underlying Fund may also invest in Exchange Traded Funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company. ETFs in which the Fund invest are passively managed and attempt to track or replicate a desired index, such as a sector, market or global segment. The risks and costs of investing in ETFs are comparable to investing in a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the underlying ETF’s fees and expenses.

The first paragraph under sub-section “Other Investment Companies” within the section “Investment Strategies and Risks” on page 11 of the SAI is replaced with the following language:

Each Fund (except the M International Equity Fund) may invest up to 10% of the value of its total assets, calculated at the time of purchase, in the securities of other investment companies including business development companies, and small business investment companies (although it is anticipated that such investments will not exceed 5% of total assets). Each Fund (except the M International Equity Fund) may not invest more than 5% of its total assets in the securities of any one investment company nor in more than 3% of the voting securities of any other investment company. The above percentage limits do not apply to (i) investments in money market funds for short-term cash management or; (ii) the investment of securities lending collateral. The M International Equity Fund may invest up to 100% of the value of its total assets, calculated at the time of purchase, in the securities of other investment companies advised by the Sub-Adviser, including business development companies, and small business investment companies (although it is anticipated that such investments will not generally exceed 30% of the value of its total assets under normal circumstances). The M International Equity Fund’s investment in other investment companies advised by the Sub-Adviser may exceed 3% of the voting securities of any such investment company. Each Fund will indirectly bear its proportionate share of any advisory and other fees paid by investment companies in which it invests, in addition to the management fees paid by such Fund.

The first paragraph of the section “Investment Advisory and Other Services – Investment Advisory Agreement” on page 22 of the SAI is replaced with the following language:

The Adviser has entered into an investment advisory agreement with the Corporation under which the Adviser assumes overall responsibility, subject to the ongoing supervision of the Corporation’s Board of Directors, for administering all operations of the Corporation and for monitoring and evaluating the management of the assets of each of the Funds by the Sub-Advisers. The Adviser, on behalf of the Corporation, has entered into sub-advisory agreements with (i) Dimensional Fund Advisors LP, with respect to the M International Equity Fund, (ii) DSM Capital Partners LLC with respect to the M Large Cap Growth Fund, (iii) Frontier Capital Management Company, LLC with respect to the M Capital Appreciation Fund and (iv) AJO, LP with respect to the M Large Cap Value Fund. The Adviser provides or arranges for the provision of the overall business management and administrative services necessary for the Corporation’s operations and furnishes or procures any other services and information necessary for the proper conduct of the Corporation’s business. The Adviser also acts as liaison among, and supervisor of, the various service providers to the Corporation, including the custodian, transfer agent, administrator, and accounting services agent. The Adviser is also responsible for overseeing the Corporation’s compliance with the requirements of applicable law and with each Fund's investment objective, policies, and restrictions. The Sub-Advisers provide the day-to-day portfolio management for the respective Funds.

The table following the fourth paragraph of the section “Investment Advisory and Other Services – Investment Advisory Agreement” with regard to the M International Equity Fund on page 23 of the SAI is revised as follows:

Fund	Advisory Fee
M International Equity Fund

0.15% on all assets plus (and only with respect to Fund assets which are not invested in a mutual fund that is advised by the Fund’s sub-adviser):

0.32% on the first $100 million

0.27% on all assets thereafter

The section “Investment Advisory and Other Services – Sub-Advisers” with regard to Northern Cross, LLC beginning on page 24 of the SAI is replaced with the following language:

Dimensional Fund Advisors LP

Dimensional Fund Advisors LP (“Dimensional”), Sub-Adviser to the M International Equity Fund is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746. Dimensional is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

As of October 31, 2018, each member was responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed
Joseph H. Chi	110	$381,829,742,194	23	$16,308,893,954	83	$29,324,748,406
Jed S. Fogdall	110	$381,829,742,194	23	$16,308,893,954	83	$29,324,748,406
Bhanu Singh	45	$176,478,279,274	1	$43,657	1	$123,682,299
Mary T. Phillips	61	$189,751,401,894	2	$1,903,997,280	6	$1,196,423,498
Will Collins-Dean	0	NA	0	NA	0	NA

As of October 31, 2018, the following members of the Dimensional investment team managed the following types of accounts for which an advisory fee based on the account’s performance is earned:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed
Joseph H. Chi	0	NA	1	$171,665,466	6	$3,611,027,702
Jed S. Fogdall	0	NA	1	$171,665,466	6	$3,611,027,702
Bhanu Singh	0	NA	0	NA	0	NA
Mary T. Phillips	0	NA	0	NA	0	NA
Will Collins-Dean	0	NA	0	NA	0	NA

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than the M International Equity Fund and other accounts. Other accounts include registered mutual funds (other than the M International Equity Fund), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the M International Equity Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the M International Equity Fund. Actual or apparent conflicts of interest include:

•	Time Management. The management of multiple M International Equity Fund or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the M International Equity Fund and/or Accounts. The Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the M International Equity Fund.
•	Investment Opportunities. It is possible that at times identical securities will be held by more than the M International Equity Fund and one or more Account. However, positions in the same security may vary and the length of time that the M International Equity Fund or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than the M International Equity Fund or Account, the M International Equity Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the M International Equity Fund and all Accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across the M International Equity Fund and Accounts.
•	Broker Selection. With respect to securities transactions for the M International Equity Fund, the Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Sub-Adviser or its affiliates may place separate, non-simultaneous, transactions for the M International Equity Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the M International Equity Fund or the Account.
•	Performance-Based Fees. For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Sub-Adviser with regard to Accounts where the Sub-Adviser is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Sub-Adviser might share in investment gains.
•	Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

The Sub-Adviser has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Sub-Adviser and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the M International Equity Fund or other accounts that the portfolio managers manage. The Sub-Adviser reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base salary. Each portfolio manager is paid a base salary. The Sub-Adviser considers the factors described above to determine each portfolio manager’s base salary.
•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Sub-Adviser, as determined from time to time by the Board of Directors of the Sub-Adviser or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Sub-Adviser’s Long-Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

The table in the section “Investment Advisory and Other Services – Sub-Advisory Fees” with regard to M International Equity Fund on page 29 of the SAI is revised as follows:

Fund	Sub-Advisory Fee
M International Equity Fund*	Break Point (assets*) Rate % First $100 million 0.32% Excess over $100 million 0.27%

*	The Sub-Adviser shall not receive any sub-advisory fee for its sub-advisory services to the M International Equity Fund with respect to assets of the M International Equity Fund invested in any other mutual fund advised by the Sub-Adviser, nor shall such assets count towards the application of the $100 million breakpoint. The Sub-Adviser and the Adviser acknowledge that, as a shareholder of any mutual fund advised by the Sub-Adviser, the M International Equity Fund will be subject to the fees of that fund as outlined in such fund’s currently effective registration statement.

The proxy voting policy of Northern Cross, LLC. on pages A-2 to A-4 of “Appendix A” in the SAI is replaced in its entirety with the following:

DIMENSIONAL FUNDADVISORS LP

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“DFAL”), DFA Australia Limited (“DFAA”), Dimensional Fund Advisors Pte. Ltd. (“DFAP”) and Dimensional Japan Ltd. (“DFAJ”) (Dimensional, DFAL, DFAA, DFAP and DFAJ are collectively referred to as the “Advisors”). DFAL and DFAA are also registered as investment advisers under the Advisers Act.

The Advisors provide investment advisory or sub-advisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients. Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor. Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940 (the “40Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal standards and in the best interests of clients, as understood by the Advisors at the time of the vote.

The Advisors has adopted Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined). To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.

The Advisors may, but will not ordinarily take social concerns into account in voting proxies with respect to securities held by clients, including those held by socially screened portfolios or accounts. The Advisors will ordinarily take environmental concerns into account in voting proxies with respect to securities held by certain sustainability screened portfolios or accounts, to the extent permitted by applicable law and guidance.

The Advisors have retained certain third party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions. The Advisors use commercially reasonable efforts to oversee any directed delegation to Proxy Advisory Firms.

Please retain this Supplement for future reference.